SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

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      14a-6(e)(2))

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|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                                 Osteotech, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No Fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

      __________________________________________________________________________

2)    Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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      __________________________________________________________________________

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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            ____________________________________________________________________

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            ____________________________________________________________________

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            ____________________________________________________________________

      4)    Date Filed:

            ____________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 12, 2003

To Our Stockholders:

      The 2003 annual meeting of stockholders of Osteotech, Inc. will be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 12, 2003 at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

      1.    Election of six directors, each for a term of one year (Proposal
            No.1);

      2. Approval of an amendment to Osteotech's 2000 Stock Plan to increase the number of authorized shares of Common Stock which may be issued under the plan from 1,000,000 to 2,250,000 shares (Proposal No. 2);

      3. Ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2003 (Proposal No. 3); and

      4.    Any other matters that properly come before the meeting.

      Only stockholders of record at the close of business on April 21, 2003 are entitled to vote at the meeting or at any postponement or adjournment.

      We hope that as many stockholders as possible will personally attend the meeting. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.

                                        By Order of the Board of Directors,


                                        /s/ Michael J. Jeffries
                                        ----------------------------------------

                                        MICHAEL J. JEFFRIES
                                        Secretary

May 7, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ABOUT THE MEETING ........................................................   3

    What is the purpose of the annual meeting? ...........................   3

    Who is entitled to vote? .............................................   3

    Who can attend the meeting? ..........................................   3

    What constitutes a quorum? ...........................................   3

    How do I vote? .......................................................   4

    Can I vote by telephone or electronically? ...........................   4

    Can I change my vote after I return my proxy card? ...................   4

    What are the Board's recommendations? ................................   4

    What vote is required to approve each item? ..........................   4

STOCK OWNERSHIP ..........................................................   5

    Who are the largest owners of Osteotech's stock? .....................   5

    How much stock do Osteotech's directors and executive officers own? ..   6

    Section 16(a) beneficial ownership reporting compliance ..............   7

    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS ..............................   7

    Nominees standing for election to the Board ..........................   7

    Business experience of nominees to the Board .........................   8

    Board recommendation and stockholder vote required ...................   9

    How are directors compensated? .......................................   9

    How often did the Board meet during 2002 .............................   9

DIRECTORS' STOCK OPTIONS .................................................   9

BOARD COMMITTEE MEMBERSHIP ...............................................  10

    What committees has the Board established? ...........................  10

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS ..................  12

PRINCIPAL ACCOUNTANT FEES AND SERVICES ...................................  13

    Audit fees ...........................................................  13

    Audit-related Fees ...................................................  13

    Tax fees .............................................................  13

    All other fees .......................................................  13

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS ................................  13

SUMMARY COMPENSATION TABLE ...............................................  14

OPTION GRANTS IN LAST FISCAL YEAR ........................................  15

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION VALUES ............................................................  16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..............  16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ...........  16

    Overview .............................................................  16

    Salary and bonus programs ............................................  17

    Mr. Burel's Special Bonus Program ....................................  18

    Chief Executive Officer's Compensation ...............................  19

EMPLOYMENT AGREEMENTS ....................................................  20

CHANGE IN CONTROL AGREEMENTS .............................................  21

STOCKHOLDER RETURN PERFORMANCE GRAPH .....................................  23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ...........................  24

EQUITY COMPENSATION PLAN INFORMATION .....................................  24

PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE 2000 STOCK PLAN ........  24

    General ..............................................................  24

    Proposed Amendment ...................................................  24

    Summary of Current Stock Plan ........................................  25

    Board recommendation and stockholder vote required ...................  28

PROPOSAL NO. 3 -- RATIFICATION OF AUDITORS ...............................  28

    Board recommendation and stockholder vote required ...................  28

ANNUAL REPORT TO STOCKHOLDERS ............................................  28

STOCKHOLDERS' PROPOSALS ..................................................  28

GENERAL ..................................................................  29

OTHER MATTERS ............................................................  29

EXHIBIT A ................................................................ E-1

    CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
    OSTEOTECH, INC ....................................................... E-1

EXHIBIT B ................................................................ E-4

    OSTEOTECH, INC. 2000 STOCK PLAN ...................................... E-4

                                 Osteotech, Inc.
                                  51 James Way
                               Eatontown, NJ 07724

                               -------------------

                                 PROXY STATEMENT

                               -------------------

      This proxy statement contains information related to the annual meeting of stockholders of Osteotech, Inc. to be held on Thursday, June 12, 2003, beginning at 9:00 a.m., at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, NJ 07724, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and card as well as a copy of Osteotech's 2002 Annual Report is May 7, 2003.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At Osteotech's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

      o     the election of directors;

      o the approval of an amendment to the 2000 Stock Plan increasing the number of shares which may be issued under the plan; and

      o     the ratification of our independent auditors.

      In addition, management will report on our performance during 2002 and respond to questions from stockholders.

Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, April 21, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Parking is available free of charge in the hotel parking lot.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of April 21, 2003, the record date, 17,026,817 shares of Osteotech's common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

      No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Osteotech's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o     for election of the nominated slate of directors (see page 7);

      o     for approval of an amendment to the 2000 Stock Plan (see page 24);
            and

      o for ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors (see page 28).

      Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      Other proposals. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, an abstention will have the effect of a negative vote.

      Broker non-votes. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

Who are the largest owners of Osteotech's stock?

      One investor owns shares of common stock equal to 8.3% of the outstanding shares of common stock. The table below names this investor.

Name and address of beneficial   Aggregate number of shares    Percent of shares
owner or identity of group(1)        beneficially owned          outstanding(2)
------------------------------   --------------------------    -----------------
William J. Nasgovitz                      1,409,200                   8.3%
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, WI 53202

----------
(1) The person in the table has the sole voting and investment power with respect to all shares beneficially owned by him based upon the information set forth in the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2003.

(2) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of February 13, 2003 by (ii) the sum of (A) the number of shares of common stock outstanding as of February 28, 2003 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of February 28, 2003 or which will become exercisable within 60 days after February 28, 2003. As of February 28, 2003, the stockholder in the table held no options.

How much stock do Osteotech's directors and executive officers own?

      The table below shows the amount of Osteotech common stock beneficially owned (unless otherwise indicated) by Osteotech's directors, Osteotech's executive officers named in the Summary Compensation Table below and Osteotech's executive officers and directors as a group. All information is as of February 28, 2003.

                                                                                     Aggregate number
                                                                                         of shares       Percent of
Name and address of beneficial                                                         beneficially        shares
owner or identity of group(1)                               Position                     owned(2)      outstanding(3)
-----------------------------------------       --------------------------------     ----------------  --------------
Donald D. Johnston                              Chairman of the Board                    521,000(4)         3.0

Richard W. Bauer                                President, Chief Executive               479,997(5)         2.8%
                                                Officer, and Director

Marc H. Burel                                   Vice President Sales and                  74,706(6)           *
                                                Marketing

Michael J. Jeffries                             Executive Vice President, Chief          230,952(7)         1.3
                                                Financial Officer, Secretary and
                                                Director

James L. Russell, Ph.D                          Executive Vice President and             235,493(8)         1.4
                                                Chief Scientific Officer

Richard Russo                                   Executive Vice President and              84,722(9)           *
                                                General Manager, International

Kenneth P. Fallon, III                          Director                                  86,250(10)          *

John Phillip Kostuik, M.D. FRCS (C)             Director                                  67,500(11)          *

Stephen J. Sogin, Ph.D                          Director                                  95,372(12)          *

All executive officers and directors as a                                              1,875,992(13)       10.3
group (9 persons)

----------
*     Represents less than 1% of Osteotech's outstanding common stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Osteotech, Inc., 51 James Way, Eatontown, New Jersey, 07724.

(2) Includes shares of Common Stock purchased by the executive officer through Osteotech's Employee Stock Purchase Plan through December 31, 2002.

(3) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of February 28, 2003 by (ii) the sum of (A) the number of shares of common stock outstanding as of February 28, 2003 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of February 28, 2003 or which will become exercisable within 60 days after February 28, 2003.

(4) Includes 90,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003 and includes 25,000 shares of common stock beneficially owned by Mr. Johnston's wife of which he disclaims beneficial ownership.

(5) Includes 427,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(6) Includes 42,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(7) Includes 152,644 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(8) Includes 235,493 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(9) Includes 80,863 shares underlying options that are currently exercisable or which will become exercisable within 60 days after February 28, 2003.
(10) Includes 71,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(11) Includes 67,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(12) Includes 90,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

(13) Includes 1,257,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 28, 2003.

Section 16(a) beneficial ownership reporting compliance

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2002 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      Under Osteotech's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Pursuant to the Board's authority under the By-laws, it has set the number of directors at six. Accordingly, the Board has nominated six persons to fill such positions.

Nominees standing for election to the Board

                                                Current Position
Name                                   Age      With Company
-----------------------------------    ---      --------------------------------------------------
Donald D. Johnston                      78      Chairman of the Board

Richard W. Bauer                        58      President, Chief Executive Officer, and Director

Michael J. Jeffries                     60      Executive Vice President, Chief Financial Officer,
                                                Secretary and Director

Kenneth P. Fallon, III                  64      Director

John Phillip Kostuik, M.D., FRCS(C)     65      Director

Stephen J. Sogin, Ph.D.                 61      Director

Business experience of nominees to the Board

      Donald D. Johnston, 78, has been a director of Osteotech since September, 1991. Mr. Johnston became Chairman of the Board in June, 1992. Over the course of 25 years Mr. Johnston held various positions of increasing responsibility with Johnson & Johnson, Inc. At the time of his retirement in May, 1986 he was a member of the Executive Committee and the Board of Directors of Johnson & Johnson, Inc. From 1992 to 1998, Mr. Johnston was a founding Director and a member of the Audit, Compensation and Executive Committees of Human Genome Sciences, Inc. He is currently a member of the Board of Directors and Chairman of the Audit Committee of Diversa Corp. Mr. Johnston has a B.A. in economics from the University of Cincinnati.

      Richard W. Bauer, 58, has served as our Chief Executive Officer and a member of the Board since he joined Osteotech in February, 1994. Mr. Bauer also served as our President from February, 1994 until September, 1999. Effective with the resignation of our then existing President and Chief Operating Officer on November 15, 2001, Mr. Bauer resumed serving as our President. Prior to joining Osteotech, from 1992 to 1993, Mr. Bauer was President of the Prosthetic Implant Division of Zimmer, Inc., then a subsidiary of Bristol-Myers Squibb Company. From 1991 through 1992, Mr. Bauer served as Senior Vice President and General Manager of Zimmer's Fracture Management Division, and as Vice President of Marketing of its Orthopaedic Implant Division from 1989 to 1991. Mr. Bauer previously served in positions of significant responsibility with Professional Medical Products, Inc., Support Systems International, Inc. and the Patient Care Division of Johnson & Johnson, Inc. Mr. Bauer has B.S. and M.B.A. degrees from Fairleigh Dickinson University.

      Michael J. Jeffries, 60, Executive Vice President, Chief Financial Officer, Secretary and member of the Board of Directors, has been with Osteotech for more than thirteen years. He joined Osteotech in January, 1990, originally as Senior Vice President and Chief Financial Officer, became Secretary in May, 1991 and a director in July, 1991, and was elected Executive Vice President in October, 1992. Mr. Jeffries also served as our Chief Operating Officer from January, 1994 until September, 1999. Prior to joining Osteotech, Mr. Jeffries had more than 25 years of business experience in various positions of increasing responsibility in a number of publicly and privately held companies, for some of which he was also a member of the board of the directors. Mr. Jeffries serves as Chair of the American Association of Tissue Bank's Finance Committee, Co-Chair of the Council of Accredited Tissue Banks and is a member of its Board of Governors. Mr. Jeffries has a B.B.A. degree from the City College of New York and a M.B.A. degree in finance from Fordham University.

      Kenneth P. Fallon, III, 64, has served as a director of Osteotech since June, 1995. Mr. Fallon retired as the Chairman of the Board of Axya Medical, Inc., a Massachusetts based, privately held medical device company in March 2003 and was the Chief Executive Officer and a Director of Axya Medical Inc., from 1999 until late 2002. In 1997 and 1998, Mr. Fallon was President of the surgical business at Haemonetics Corporation. In 1994 and 1995, Mr. Fallon served as Chief Executive Officer and Chairman of the Board of UltraCision Incorporated, a manufacturer of advanced technology medical devices. UltraCision was sold to Ethicon EndoSurgery, a unit of Johnson & Johnson, Inc., in November, 1995. From 1992 through 1994, Mr. Fallon served as President and Chief Executive Officer of American Surgical Technologies Corporation. Mr. Fallon was President, U.S. Operations of Zimmer, Inc., then a subsidiary of Bristol-Myers Squibb Company from 1991 to 1992. From 1985 through 1991 he served as President of Zimmer's Orthopaedic Implant Division, and from 1983 to 1985 as its Vice President of Marketing. Mr. Fallon previously served in positions of significant responsibility with the Codman and Orthopedic Divisions of Johnson & Johnson, Inc. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and a M.B.A. degree from Northeastern University.

      John Phillip Kostuik, M.D., FRCS(C), 65, has served as a director of Osteotech since June, 1997. Dr. Kostuik is currently, and has since 1991 been, a Professor and Chairman of the Department of Orthopaedic Surgery, Johns Hopkins University, School of Medicine, Chief Spine Division. He is the past president of the Scoliosis Research Society and the North American Spine Society and he has served on the Executive Committee of the North American Spine Society. He has B.A. and M.D. degrees from Queens University, graduating in 1961.

      Stephen J. Sogin, Ph.D., 61, has served as a director of Osteotech since October, 1988. From December, 1984 until January 1, 1995, he was a founding general partner of Montgomery Medical Ventures. Dr. Sogin currently serves as a venture capital consultant and serves on the Board of Directors of Finet, Inc., and three private corporations. Dr. Sogin is also currently Chairman and Chief Executive Officer of Icomomed, a start-up internet based medical information data base. He has a B.S., M.S. and Ph.D. in microbiology from the University of Illinois.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

How are directors compensated?

      Members of the Board who are not executive officers of Osteotech receive $15,000 per annum and an option to purchase 15,000 (increased from 11,250 in June, 2002) shares of Osteotech's common stock under our 2002 Stock Plan, in consideration of their serving on the Board. See "Directors' Stock Options" below. The Chairman of the Board receives an additional $10,000 per annum. Each Board member receives $1,000 for each Board meeting attended in excess of four per year and reimbursement for travel and related expenses incurred in connection with attendance at meetings. Through 2002, the members of the Board did not receive separate compensation for acting as members of committees of the Board, other than reimbursement for travel and related expenses incurred in connection with attendance at committee meetings. Beginning in 2003, members of the Board, other than the Chairman of the Board, will receive an additional $2,500 per annum for each committee of the Board on which they serve. Directors who also serve as executive officers receive cash compensation solely for acting in such capacity as an executive officer. See "Summary Compensation Table" on page 14.

How often did the Board meet during 2002

      The Board of Directors met five times during 2002. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served.

                            DIRECTORS' STOCK OPTIONS

      During the year ended December 31, 2002, we granted options to purchase common stock under Osteotech's 2000 Stock Plan, exercisable at a price equal to the fair market value of Osteotech's common stock on the date of grant, as follows:

                                                            Number of   Exercise
Name                                                        Options(1)   Price
---------------------------------------------------------   ----------  --------
Kenneth P. Fallon, III ..................................     11,250     $6.92

Donald D. Johnston ......................................     11,250     $6.92

John Phillip Kostuik, M.D., FRCS(C) .....................     11,250     $6.92

Stephen J. Sogin, Ph.D ..................................     11,250     $6.92

----------
(1) All of the options listed here were granted on June 13, 2002, vest on the first anniversary of the date of grant and expire ten (10) years from the date of grant.

                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

      The Board of Directors has standing Executive, Compensation and Audit Committees. Osteotech does not have a Nominating Committee. The membership of the standing committees is set forth in the following table.

                                                         Executive  Compensation     Audit
Name                                                     Committee    Committee    Committee
-----------------------------------------------------    ---------  ------------   ---------
Richard W. Bauer ....................................        *

Kenneth P. Fallon, III ..............................                     *

Donald D. Johnston ..................................        *           **           **

John Phillip Kostuik, M.D., FRCS(C) .................                                  *

Stephen J. Sogin, Ph.D ..............................        *            *            *

----------
*     Member

**    Chair. There is no Chair of the Executive Committee

      Executive Committee. The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends (except at a rate or in a periodic amount or within a price range established by the Board), and certain other powers specifically reserved by Delaware law to the Board. In 2002, the Executive Committee held three meetings.

      Compensation Committee. The Compensation Committee is charged with:

      o     reviewing Osteotech's general compensation strategy;

      o establishing salaries and bonuses for officers; reviewing benefit programs (including retirement plans) for all levels of officers and certain non-officer employees;

      o administering Osteotech's incentive compensation and stock option plans and certain other compensation plans; and

      o     approving employment contracts for officers.

In 2002, the Compensation Committee met six times.

      Audit Committee. Our common stock is traded on The Nasdaq Stock Market(R) ("Nasdaq"). In compliance with audit committee requirements for Nasdaq companies, the Audit Committee is composed of three directors, all of whom are independent. Each of the members is able to read and understand financial statements, including a balance sheet, income statement and statement of cash flow. At least one member of the Audit Committee satisfied Nasdaq's current audit committee requirements of having past employment experience in finance or accounting or the requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The Audit Committee is aware that NASD has proposed more stringent requirements for audit committee members and plans to satisfy those requirements if such rules are enacted. However, the Audit Committee can offer no assurance that they will be able to comply with such rules if they are approved. The Audit Committee met three times during 2002. The Audit Committee has also adopted a Charter as required by Nasdaq requirements. A copy of the Charter is attached hereto as Exhibit A. The charter describes the primary functions of the Audit Committee as follows:

      o review the audited financial statements and related footnotes that are to be included in Osteotech's Annual Report on Form 10-K with management and independent accountants prior to filing the Form 10-K;

      o review interim financial results that are to be included in Osteotech's Quarterly Report on Form 10-Q with management and independent accountants prior to filing the Form 10-Q;

      o review the matters required to be discussed by Statements of Auditing Standards No. 61, 71 and 90 with independent accountant;

      o review and approve all related-party transactions, as that term is defined by Securities and Exchange Commission rules and regulations;

      o appoint the independent accountants, review the independence of the independent accountants and recommend that the Board take appropriate action to oversee the independence of the independent accountant, approve in advance, all permissible audit and non-audit services as set forth in Section 203 of the Sarbanes-Oxley Act of 2002 (the "Act") and ensure that audit partners are rotated according to Section 203 of the Act at least once every 5 years;

      o review and evaluate the internal process for establishing the annual internal audit plan, review and approve the annual audit plan ensuring the plan is sufficiently linked to Osteotech's overall business objectives and key risk factors, review and concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit and confirm and assure the independence of the Director of Internal Audit and the internal audit staff;

      o     review and assess Osteotech's Code of Ethical Conduct;

      o assess the process in place to ensure compliance with the Code of Ethical Conduct and the process for approving and disclosing any waivers to the Code;

      o ensure procedures exist for the receipt, retention and treatment of complaints received by Osteotech regarding accounting, internal accounting controls or auditing matters; and

      o review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up of any instances of non-compliance.

                               REPORT OF THE AUDIT
                       COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of Osteotech's Board of Directors is composed of the following non-employee directors: Donald D. Johnston, Chairman, John Phillip Kostuik, M.D., FRCS and Stephen J. Sogin, Ph.D. All of the members of the Audit Committee are independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, as amended in 2003 and attached hereto as Exhibit A. Such charter requires that the members of the Audit Committee meet the requirements of the Audit Committee Policy of the NASD, the rules and regulations of the Securities and Exchange Commission, Nasdaq and the Sarbanes-Oxley Act of 2002. Although, the members of the Audit Committee meet all such current requirements, more stringent requirements have been enacted or proposed, but none are currently effective. The Audit Committee plans to satisfy such new requirements before they become effective. However, there can be no assurance that the Audit Committee will be able to do so. The Audit Committee is charged with the responsibility to select and appoint the independent accountants and has chosen to have the selection ratified by stockholders.

      Management is responsible for Osteotech's internal controls and the financial reporting process. Osteotech's independent accountants are responsible for performing an independent audit of Osteotech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on Osteotech's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Management represented to the Audit Committee that Osteotech's consolidated financial statements were prepared in accordance with generally accepted accounting principles generally accepted in the United States. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Osteotech's independent accountants also provided and discussed with the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and discussed with the independent accountants the accounting firm's independence. The Audit Committee found that the non-audit services, as described on page 13 under "Audit-Related Fees," "Tax Fees," and "All Other Fees" provided by the independent accountants during the year ended December 31, 2002 were compatible with maintaining the independent accountants' independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Osteotech's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission on March 31, 2003.

                                        MEMBERS OF THE AUDIT COMMITTEE
                                        Donald D. Johnston, Chairman
                                        John Phillip Kostuik, M.D., FRCS
                                        Stephen J. Sogin, Ph.D

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, as amended in 2003, all audit and audit-related work and all non-audit work performed by the independent accountants, PricewaterhouseCoopers LLP, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process. In accordance with its policies and procedures, the Audit Committee has not delegated any of its responsibilities to management.

Audit fees

      Audit fees billed or expected to be billed to Osteotech by PricewaterhouseCoopers LLP for the audit of the consolidated financial statements included in Osteotech's Annual Report on Form 10-K, the statutory audits for Osteotech's foreign subsidiaries, reviews of the consolidated financial statements included in Osteotech's Quarterly Reports on Form 10-Q, work related to Osteotech's registration statements on Form S-3 and S-8 and consultation on accounting topics for the years ended December 31, 2002 and December 31, 2001 totaled $300,000 and $144,000, respectively.

Audit-Related fees

      The aggregate fees billed for audit related services for the years ended December 31, 2002 and 2001 were $19,000 and $17,000 respectively. These fees primarily relate to audits of employee benefit plans and consultation on the application of accounting standards.

Tax fees

      The aggregate fees billed for tax services for the years ended December 31, 2002 and 2001 were $41,000 and $67,000, respectively. These fees primarily related to tax advice and planning services related to Osteotech's foreign subsidiaries.

All other fees

      None.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

      The following is a description of the background of the executive officers of Osteotech who are not directors:

      James L. Russell, Ph.D., 52, joined Osteotech in December, 1995 as Executive Vice President and Chief Scientific Officer. He previously held research and development positions of increasing responsibility for 16 years with Proctor & Gamble Company, or P&G. Dr. Russell oversaw the development of several products, in a variety of therapeutic areas, including bone-related therapeutic agents for the treatment of Paget's disease, hypocalcemia of malignancy and osteoporosis. In his prior position at P&G, he served as the Pharmaceutical Division's Director of

Product Development. Dr. Russell holds a B.S. in Biology from Boston State College and a Ph.D. in Cellular Immunology from Purdue University.

      Richard Russo, 54, joined Osteotech in September, 1991, and was elected Executive Vice President and General Manager, International on July 1, 2000. From April, 1998 to June, 2000 Mr. Russo served as Executive Vice President, Strategic Planning and Business Development and from October, 1995 to April, 1998 he served as Senior Vice President, Strategic Planning and Business Development. Prior thereto Mr. Russo held a number of progressively more responsible positions with Osteotech in the areas of marketing, business development, clinical research and regulatory affairs. Prior to joining Osteotech, Mr. Russo worked for several leading healthcare companies, having positions of responsibility in marketing, sales, business development, regulatory affairs and clinical research management. Mr. Russo earned a B.A. in philosophy from Boston College and a M.B.A. in marketing from Columbia University.

      Marc H. Burel, 44, joined Osteotech in April 2000 as Vice President of Sales. In July 2002, Mr. Burel was promoted to Vice President, Sales and Marketing. Prior to joining Osteotech, from 1995 through 2000, Mr. Burel served as President of Promed, a medical distributorship. From 1992 through 1995, Mr. Burel served as a Spine Sales Specialist with Stuart Medical in their Implant Division.

                           SUMMARY COMPENSATION TABLE

      In addition to its Chief Executive Officer, Osteotech has four other executive officers. The following table provides a summary of compensation for each of the three years ended December 31, 2002, 2001 and 2000 with respect to the persons serving as Osteotech's Chief Executive Officer during the year ended December 31, 2002 and each of Osteotech's other executive officers during the year ended December 31, 2002 who were serving in that capacity as of December 31, 2002 and whose annual salary and bonus during the year ended December 31, 2002 exceeded $100,000 (collectively the "Named Officers").

                                                                                        Long-Term
                                                      Annual Compensation             Compensation
                                           -----------------------------------------  ------------

                                                                           Other
                                                                           Annual      Securities    All Other
                                                                        Compensation   Underlying   Compensation
Name and Principal Position       Year     Salary ($)      Bonus ($)       ($)(1)      Options (#)     ($)(2)
---------------------------       ----     ----------     -----------   ------------   -----------  ------------
Richard W. Bauer                  2002      $366,250      $      0           $0           40,000       $3,850
President and                     2001       356,250             0            0                0        3,675
Chief Executive Officer           2000       341,250             0            0           50,000        2,625

Marc Burel                        2002      $224,750      $339,618(4)        $0           20,000       $3,850
Vice President Sales and          2001       218,250       358,911(4)         0            6,000        3,675
Marketing (3)                     2000       148,750       143,280(4)         0           81,000        2,625

Michael J. Jeffries               2002      $259,583      $ 25,000           $0           30,000       $3,850
Executive Vice President and      2001       251,750             0            0                0        3,675
Chief Financial Officer           2000       239,000             0            0           25,000        2,625

James L. Russell, Ph.D            2002      $219,925      $ 23,000           $0           30,000       $3,850
Executive Vice President and      2001       213,725             0            0                0        3,675
Chief Scientific Officer          2000       204,252             0            0           10,000        2,625

Richard Russo                     2002      $231,166      $ 50,000           $0           30,000       $3,850
Executive Vice President and      2001       224,000             0            0                0        3,675
General Manager,                  2000       205,002             0            0           25,000        2,625
International

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Officer's total annual salary and bonus.

(2)   Consist of Osteotech's annual contributions to a 401(k) plan.

(3) Pursuant to his employment agreement dated April 18, 2000, as amended, in 2000 Mr. Burel was entitled to receive an annual salary of $210,000 (subject to readjustment from time to time), of which $148,750 was paid in 2000 from Mr. Burel's date of hire. In addition, pursuant to his employment agreement, Mr. Burel received an option to purchase 75,000 shares of Common Stock at an exercise price of $7.50.

(4) As more fully explained on page 18 under the heading "Mr. Burel's Special Bonus Program", Mr. Burel is entitled to a Special Bonus Program based upon end-user revenues generated in a specific geographical territory as detailed in Mr. Burel's employment agreement, as amended. Mr. Burel currently does not participate in the Executive Performance Bonus Program.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table contains information concerning the grant of stock options under our 2000 Stock Plan (the "Stock Plan") to the Named Officers during 2002.

                                               Individual Grants
                          ------------------------------------------------------------
                            Number of       % of Total                                          Potential Realizable Value at
                            Securities       Options                                            Assumed Annual Rates of Stock
                            Underlying      Granted to      Exercise or                     Price Appreciation for Option Term(1)
                             Options       Employees in      Base Price     Expiration    ------------------------------------------
        Name              Granted (#)(2)    Fiscal Year     ($/Share)(2)     Date (2)     0%($)        5%($)               10%($)
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Bauer              40,000           10.70%          $  8.90       8/02/12       $0       $   223,886        $    567,372

Marc H. Burel                 20,000            5.35%             8.90       8/02/12        0           111,943             283,686

Michael J. Jeffries           30,000            8.03%             8.90       8/02/12        0           167,915             425,529

James L. Russell, Ph. D.      30,000            8.03%             8.90       8/02/12        0           167,915             425,529

Richard Russo                 30,000            8.03%             8.90       8/02/12        0           167,915             425,529
------------------------------------------------------------------------------------------------------------------------------------
All Stockholders (3)             N/A             N/A               N/A           N/A       $0       $68,856,940        $174,497,006

All Optionees (4)            373,800          100.00%          $  7.71       Various        0         1,812,082           4,592,006

Optionees Gain
  as a % of all
  Stockholders Gain              N/A             N/A               N/A           N/A       N/A              2.6%                2.6%

----------
(1) The dollar amounts under these columns are the result of calculation at 0%, 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of Osteotech's stock price. Any valuation model utilized to calculate future stock appreciation and valuation requires a prediction of Osteotech's stock price, and thus, could place Osteotech in the position of predicting a future stock price that would most likely be incorrect. Therefore, Osteotech did not use an alternative valuation method, as it is unaware of any method which will determine with reasonable accuracy a present value based on future unknown factors.

(2) All options were granted at an exercise price equal to the fair market value of the common stock as determined by the last sale price as reported on Nasdaq on the date of grant. Options generally become exercisable in increments of 25% per year commencing one year from the date of grant and expire on the tenth anniversary of the date of grant.

(3) The "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" is the incremental gain to all stockholders as a group which would result from the application of the same assumptions applied to the Named Officers' options to all shares outstanding at December 31, 2002.

(4) Information is based on all stock option grants made to optionees in 2002. All options were granted under the Stock Plan. The exercise price shown is an average of all grants. Options expire on various dates in 2012.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 2002 and unexercised options held as of December 31, 2002.

                                                                Number of Securities              Value of Unexercised
                                                               Underlying Unexercised             In-the-Money Options
                                                              Options at Year-End (#)              at Year-End ($)(1)
                                                            ----------------------------     ------------------------------
                               Shares
                              Acquired
                                 on           Value
        Name                Exercise (#)   Realized ($)     Exercisable    Unexercisable     Exercisable      Unexercisable
-----------------------     ------------   ------------     -----------    -------------     -----------      -------------
Richard W. Bauer                 0             $0             427,750          81,250          $100,804          $110,250
Marc H. Burel                    0              0              42,000          65,000            10,260            13,140
Michael J. Jeffries              0              0             152,644          50,000            67,646            51,450
James L. Russell, Ph.D.          0              0             235,493          37,500           277,545            14,700
Richard Russo                    0              0              80,863          50,000            58,847            51,450

----------
(1) The amount represents the difference between the exercise price and a market value of $6.44 as determined by the last sale price as quoted on Nasdaq on December 31, 2002.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      Only Messrs. Johnston and Fallon and Dr. Sogin served on the Compensation Committee during the year ended December 31, 2002. None of these directors has ever been an officer or employee of Osteotech or any of its subsidiaries. During the year ended December 31, 2002, no executive officer of Osteotech served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Osteotech.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors consists entirely of non-employee directors and determines all compensation paid or awarded to Osteotech's executive officers. The Compensation Committee believes Osteotech must retain, adequately compensate and financially motivate talented and ambitious managers capable of leading Osteotech's planned expansion in highly competitive fields, in which many of Osteotech's competitors have greater total resources. The Compensation Committee's goal is to use Osteotech's resources wisely by attracting and retaining the most effective and efficient management organization possible. In determining the compensation of the executive officers in 2002, the Compensation Committee utilized the standards set forth in the Salary Administration Program and the Executive Performance Bonus Program, which were adopted by the Compensation Committee in consultation with an independent management compensation consulting firm and are summarized below.

Overview

      Executive officers' compensation consists of three components:

      o     base salary

      o     cash bonus

      o     stock options

      The Compensation Committee believes that the best interests of its stockholders will be served if the executive officers are focused on the long-term objectives of Osteotech, as well as the current year's goals. The Compensation Committee views salary and cash bonuses to be the best solution to reward and provide incentive for the achievement of current goals.

      The Compensation Committee views stock options as an important long-term incentive vehicle for its executive officers. Options provide executives with the opportunity to share in the appreciation of the value of Osteotech's common stock which the Compensation Committee believes would be due largely to the efforts of such executives. All options granted under Osteotech's option and stock plans have an exercise price at least equal to the fair market value of the common stock at the time of grant, and therefore any value which ultimately accrues to executive officers directly reflects stock price increases shared by our stockholders. Options will have no value if the stock price is below the exercise price. At the Compensation Committee's determination, options generally vest at the rate of 25% each year over a four (4) year period commencing on the grant date and are exercisable for a period of ten (10) years from the grant date.

      The 1994 Employee Stock Purchase Plan was adopted by the Board in January, 1994, approved by the stockholders in June, 1994 and went into effect in August, 1994. The Compensation Committee believes that all Osteotech employees should have the opportunity to acquire or increase their holdings of Osteotech common stock. All eligible employees, including executive officers, who participate in the 1994 Employee Stock Purchase Plan have deductions made by Osteotech from their compensation to purchase Osteotech's common stock quarterly at a purchase price equal to 85% of the reported last sale price of Osteotech's common stock on the last day of each quarter.

      It should also be noted that:

      o exceptions to the general principles stated herein are made when the Compensation Committee deems them appropriate to the stockholders' interests;

      o the Compensation Committee regularly considers other forms of compensation and modifications of its present policies, and will make changes as it deems appropriate; and

      o the competitive opportunities to which Osteotech's executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Compensation Committee's information about such opportunities is often anecdotal.

      Certain provisions of the Internal Revenue Code impose conditions to be met in order for a publicly held corporation to deduct compensation paid in excess of $1.0 million per year to any employee as compensation expense for Federal income tax purposes. The value of Osteotech's common stock may make it more likely that the total compensation of executive officers may exceed this limit, since the spread between the exercise price of options and the fair market value of the common stock on the date of exercise of options must be included in the compensation of an employee in determining whether the limit is exceeded. Osteotech's option and stock plans have been designed to ensure that the compensation recognized by an executive officer upon the exercise of an option is performance based for purposes of the Internal Revenue Code Section 162(m). As a result, the Compensation Committee believes that compensation recognized by executive officers upon exercise of options granted under the Stock Plan qualifies as performance based compensation and is deductible by Osteotech for Federal income tax purposes even though it may exceed $1.0 million.

Salary and bonus programs

      The salaries and bonuses paid to the executive officers were determined in accordance with Osteotech's Salary Administration Program and the Executive Performance Bonus Program adopted by the Compensation Committee, except for Mr. Burel who is eligible for a Special Bonus Program as detailed in his employment agreement, as amended, and as more fully discussed on page 18 under the heading "Mr. Burel's Special Bonus Program." The Salary Administration Program and the Executive Performance Bonus Program were developed in consultation with an independent management compensation consulting firm.

      The range of salary levels were established based upon competitive factors in the marketplace and the level of the executive officer's position within Osteotech's management structure. The actual salary paid within such range is based, initially, on qualifications, and on an ongoing basis, upon a combination of qualifications and the executive officer's individual performance. Increases in salaries are based upon a performance appraisal which is conducted annually by the Compensation Committee. Based upon a survey conducted by the independent management compensation consultant retained by the Compensation Committee, the Compensation Committee believes that the salaries paid to its executive officers are generally within the mid-range of salaries paid to executives in similar positions at comparable companies with which Osteotech competes for executive talent.

      Since Osteotech failed to meet its goals in 2001, the Compensation Committee decided not to increase the base annual salary of any executive officers for 2001. However, after reviewing Osteotech's performance and the performance of our executive officers for the first six months of 2002, the Compensation Committee deemed it appropriate to increase the base annual salary of our executive officers effective August 1, 2002. In addition, after reviewing the performance of our executive officers in 2002, the Compensation Committee approved an increase in the base annual salary of all of our executive officers effective April 1, 2003.

      The primary objective of the Executive Performance Bonus Program is to provide incentives to the executive officers and other key members of management to achieve financial and business objectives. The program is designed to:

      o     emphasize and improve Osteotech's performance;

      o     focus management's attention on key priorities and goals;

      o     reward significant contributions to Osteotech's success; and

      o     attract and retain results-oriented executives and managers.

      The Compensation Committee has generally decided to look solely at Osteotech's performance when determining bonus amounts for executive officers. Except for the Chief Executive Officer, in a year of satisfactory accomplishment of company goals, the range of bonuses for executive officers is generally 20% to 30% of base salary. Bonus payouts can exceed these ranges when the income before taxes goal is exceeded, and conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses at the executive level.

      In 2002, Osteotech failed to meet its goals, and as such, no bonuses were granted pursuant to the Executive Performance Bonus Program. However, the Compensation Committee awarded discretionary bonuses, to certain individuals based on their assessment of the respective individual's performance in 2002.

      Executive officers are also eligible to receive stock options. An annual targeted number of options has been established by the Compensation Committee based upon the salary grade of each executive officer. This number is reviewed by the Compensation Committee periodically. The number of options actually granted is based upon the individual performance of the executive officer and the Compensation Committee's assessment of the executive officer's ability to contribute to the enhancement of stockholder value in the future.

Mr. Burel's Special Bonus Program

      Pursuant to Mr. Burel's employment agreement, Mr. Burel is entitled to a Special Bonus Program whereby for a period of four years from Mr. Burel's date of hire, April 18, 2000. Mr. Burel will be entitled to a four (4) percent commission on all net end-user revenues of Osteotech's tissue and metal products, exclusive of standard allograft tissue forms ("Net Revenues") in a specific territory as defined in the employment agreement. In addition, Mr. Burel is entitled to an additional six (6) percent commission on all Net Revenues over 120% of prior year Net Revenues in the territory. In March, 2002, Mr. Burel's employment agreement was amended to extend the Special Bonus Program to six years from Mr. Burel's date of hire and to reduce the threshold for Mr. Burel to earn the additional six (6) percent commission to 115% of the prior year Net Revenues.

      The maximum payment to Mr. Burel under this program over the six-year period is $2,100,000. Through December 31, 2002, Mr. Burel has earned $841,809 pursuant to this program. Should Mr. Burel's employment be terminated for cause or voluntarily by Mr. Burel during the Special Bonus Program period, Mr. Burel would repay 50% of all amounts earned under this program. Should Mr. Burel's employment be terminated for any other reason, Mr. Burel is not required to make any repayments. Upon the expiration of this program, either due to the passage of time or reaching the maximum payment, Mr. Burel will be eligible for the Executive Performance Bonus Program.

Chief Executive Officer's Compensation

      The base salary and bonus of the Chief Executive Officer are determined by the Compensation Committee in accordance with the Salary Administration Program and Executive Performance Bonus Program discussed above. In a year of satisfactory accomplishment of company goals, the bonus for the Chief Executive Officer is 50% of base salary. The bonus payout for the Chief Executive Officer can exceed 50% of base salary when the income before taxes goal is exceeded and, conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses for the Chief Executive Officer. The differences between the compensation level of the Chief Executive Officer and that of the other executive officers are due to the Compensation Committee's acknowledgment of the importance of the Chief Executive Officer to the success of Osteotech's business. The Chief Executive Officer is also eligible to receive stock options.

      Based upon Mr Bauer's recommendation, the Compensation Committee did not approve a discretionary bonus for Mr. Bauer in 2002.

                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Donald D. Johnston, Chairman
                                        Kenneth P. Fallon, III
                                        Stephen J. Sogin, Ph.D.

                              EMPLOYMENT AGREEMENTS

      Osteotech has entered into employment agreements with its executive officers. The terms of such employment agreements are summarized below.

   Name and                                                                              Other
   Position                        Term                       Salary                 Compensation                 Severance
-------------------      --------------------------    ---------------------   ------------------------    -------------------------
Richard W. Bauer         Two year term subject to      The Compensation        Bonus and stock option      If terminated without
President and            automatic renewal for         Committee               grants as determined by     cause, entitled to twelve
Chief Executive          additional two year terms,    increased the base      Compensation                months of base salary
Officer                  unless terminated at least    salary: (i) effective   Committee based on          and an additional twelve
                         three months prior to         August 1, 2002 to       performance.                months of salary, which
                         expiration of such current    $375,000, and (ii)                                  ceases if he finds
                         two year term. Current        effective April 1,                                  comparable employment
                         term runs through             2003, to $390,000.                                  during the second 12
                         December 3, 2004.                                                                 month period.

Marc H. Burel            Two year term subject to      The Compensation        Stock option grants as      If terminated without
Vice President,          automatic renewal for         Committee               determined by               cause, entitled to
Sales and                additional two year terms,    increased the base      Compensation                severance payment equal
Marketing                unless terminated at least    salary: (i) effective   Committee based on          to twelve months' base
                         three months prior to         August 1, 2002 to       performance.                salary.
                         expiration of such current    $230,000, and (ii)
                         two year term. Current        effective April 1,      Special Bonus Program
                         term runs through April       2003, to $239,000.      as more fully discussed
                         18, 2004.                                             on page 18 under the
                                                                               heading "Mr. Burel's
                                                                               Special Bonus
                                                                               Program."

Michael J. Jeffries      Two year term subject to      The Compensation        Bonus and stock option      If terminated without
Executive Vice           automatic renewal for         Committee               grants as determined by     cause, entitled to
President and            additional two year terms,    increased the base      Compensation                severance payment equal
Chief Financial          unless terminated at least    salary: (i) effective   Committee based on          to twelve months' base
Officer                  three months prior to         August 1, 2002, to      performance.                salary.
                         expiration of such current    $266,000, and (ii)
                         two year term. Current        effective April 1,
                         term runs through             2003, to $280,000.
                         December 31, 2003.

James L. Russell,        Two year term subject to      The Compensation        Bonus and stock option      If terminated without
Ph.D.                    automatic renewal for         Committee               grants as determined by     cause, entitled to
Executive Vice           additional two year terms,    increased the base      Compensation                severance payment equal
President, Chief         unless terminated at least    salary: (i) effective   Committee based on          to twelve months' base
Scientific Officer       three months prior to         August 1, 2002, to      performance.                salary.
                         expiration of such current    $225,000, and (ii)
                         two year term. Current        effective April 1,
                         term runs through             2003, to $234,000.
                         December 17, 2003.

Richard Russo            Two year term subject to      The Compensation        Bonus and stock option      If terminated without
Executive Vice           automatic renewal for         Committee               grants as determined by     cause, entitled to
President and            additional two year terms,    increased the base      Compensation                severance payment equal
General Manager,         unless terminated at least    salary (i) effective    Committee based on          to twelve months' base
International            three months prior to         August 1, 2002, to      performance.                salary.
                         expiration of such current    $237,000, and (ii)
                         two year term. Current        effective April 1,
                         term runs through March       2003, to $251,000.
                         31, 2005.

      In addition, all of the above named executive officers have entered into confidentiality and non-competition agreements with Osteotech.

                          CHANGE IN CONTROL AGREEMENTS

      On September 8, 1997, we entered into change in control agreements with certain officers including Richard W. Bauer, Michael J. Jeffries, James L. Russell, Ph.D. and Richard Russo and on April 18, 2000, we entered into a change in control agreement with Marc Burel, all of which were superceded by amended change in control agreements on September 8, 2002, to assure that Osteotech will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a change in control of Osteotech. Under the change in control agreements, a change in control is defined as (i) a change in the Board of Directors of Osteotech such that a majority of the Board is made up of persons who were neither nominated nor appointed by incumbent Directors, (ii) the acquisition by any person of a majority of the outstanding voting securities of Osteotech, except if such acquisition is effected by Osteotech itself, by an employee benefit plan of Osteotech or pursuant to an offering by Osteotech of its voting securities, (iii) a merger or consolidation of Osteotech with another company such that neither Osteotech nor any of its subsidiaries will be the surviving entity, (iv) a merger or consolidation of Osteotech following which Osteotech or a previous subsidiary of Osteotech will be the surviving entity and a majority of the voting securities of Osteotech will be owned by a person or persons who were not beneficial owners of a majority of Osteotech's voting securities prior to such merger or consolidation, (v) a liquidation of Osteotech, or (vi) a sale or disposition by Osteotech of at least 80% of its assets.

      Under the agreements, for one (1) year after the occurrence of a change in control, each executive will remain in Osteotech's employ in the same position he held before the change in control and will be entitled to a base salary and benefits no less favorable than those in effect for such executive immediately preceding the change in control. In addition, upon a change in control, all unvested stock options held by each executive will vest and become exercisable immediately, notwithstanding anything to the contrary contained in the option certificates or any plan covering such options. If, however, the change in control arises from a merger or consolidation in which neither Osteotech nor any of its subsidiaries is the surviving entity or from the liquidation of Osteotech, each executive will be given a reasonable opportunity to exercise such options prior to the change in control and any such options not so exercised will terminate on the effective date of the change in control. Notwithstanding the foregoing, the terms of (1) certain option agreements issued to Richard W. Bauer, Michael J. Jeffries, James L. Russell, Ph.D. and Richard Russo dated July 31, 1997, and (2) any agreements entered into between Richard
W. Bauer, Michael J. Jeffries, James L. Russell, Ph.D., Richard Russo, Marc Burel and Osteotech granting an Award (as defined in the 2000 Stock Plan) pursuant to the 2000 Stock Plan and not the terms of these change of control agreements shall govern with respect to such options or Awards in the event of a change in control.

      Upon a change in control, each of the following executives is entitled to an additional payment equal to a given number (see table below), multiplied by
(i) the amount by which the payment per share received or to be received by the stockholders of Osteotech in connection with such change in control event exceeds $8.50, or (ii) if there is no such payment, the amount by which the average of the last reported sale price of Osteotech's common stock for the five
(5) trading days immediately preceding such change in control exceeds $8.50:

            Mr. Bauer ...................................    342,251

            Mr. Jeffries ................................    169,013

            Dr. Russell .................................     84,507

            Mr. Russo ...................................     92,957

      The agreements also provide that if, after a change in control, an executive's employment is terminated for any reason, the executive will be entitled to receive all then accrued pay, benefits, executive compensation (as defined in these agreements) and fringe benefits, including pro rata bonus and incentive plan earnings through the date of his termination plus the amount of any compensation he previously deferred, in each case, to the extent theretofore unpaid. In addition, unless the executive's employment was terminated by the executive without good reason (as defined below) on or prior to the 180th day after the change in control event or by Osteotech for just cause (as defined in the agreement) on or prior to the 180th day after the change in control event, the executive will receive (i) a payment equal to three
(3) times his base salary plus any cash bonuses for the five (5) taxable years prior to the change in control event, plus interest, and (ii) at Osteotech's expense, medical, health and disability benefits comparable to those he received prior to the change in control for a period of three (3) years following his termination. Furthermore, unless the executive's employment was terminated by the executive without good reason prior to the first anniversary of the change in control event or was terminated by Osteotech for just cause, the executive will also be entitled to (i) the balance of all pay, benefits, compensation and fringe benefits including (but not limited to) pro rata salary, bonus and incentive plan earnings payable through the first anniversary of the change in control event, and (ii) an office and reasonable secretarial and other services from Osteotech for one year from the date of his termination.

      For purposes of the change in control agreements, good reason includes (A) the assignment to the executive of duties which are not substantially of equal status, dignity and character as the duties performed immediately prior to the change in control, (B) the failure of Osteotech to provide full compensation as contemplated by the change in control agreement, (C) the relocation of the executive's office to a location more than fifteen miles from the location required immediately prior to the change in control, or his being required to travel to a much greater extent than required immediately prior to the change in control in order to perform duties of substantially equal status, dignity and character to those performed prior to the change in control, (D) the failure of a successor corporation to expressly assume and agree to perform Osteotech's obligations under the change in control agreement, provided such successor has received at least twenty (20) days prior written notice of such obligations, and
(E) the voluntary termination by the executive for any reason after the 180th day following the change in control. Except with respect to section (E), the determination that good reason exists requires that the employee make such determination in good faith, notify Osteotech of his or her position in writing and provide twenty (20) days for Osteotech to cure.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

      The graph below summarizes the total cumulative return experienced by Osteotech's stockholders during the five-year period ended December 31, 2002, compared to the Nasdaq Stock Market Index and the Dow Jones Medical Supplies Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 has been invested in Osteotech, Inc. common stock and in each index below on January 1, 1998 and that all cash dividends were reinvested.

                              [LINE GRAPH OMITTED]

--------------------------------------------------------------------------------------------------
                               Jan. 1               December 31,
--------------------------------------------------------------------------------------------------
                                1997        1998        1999        2000        2001        2002
--------------------------------------------------------------------------------------------------
Osteotech, Inc.               $ 100.00    $ 170.64    $  73.62    $  26.15    $  30.55    $  35.45
--------------------------------------------------------------------------------------------------
Nasdaq Stock Market           $ 100.00      138.48      258.17      156.09      123.11       84.77
--------------------------------------------------------------------------------------------------
Dow Jones Medical Supplies    $ 100.00      142.10      115.10      145.68      171.30      133.92
--------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      NONE.

                      EQUITY COMPENSATION PLAN INFORMATION

      We have three stock option plans all of which have been approved by our stockholders. Two of the plans, the 1991 Stock Option Plan and the 1991 Independent Directors Stock Option Plan, do not have any shares available to grant new options and all shares underlying outstanding options that expire or are forfeited prior to exercise are no longer available for issuance upon return to these plans. The following table sets forth certain information relative to our stock option plans as of December 31, 2002.

                                                                                            Number of securities
                                                                                          remaining available for
                                  Number of securities to        Weighted-average          future issuance under
                                be issued upon exercise of       exercise price of       equity compensation plans
                                   outstanding options,        outstanding options,        (excluding securities
      Plan Category                 warrants and rights         warrants and rights       reflected in column (a))
      -------------                 -------------------         -------------------       ------------------------
                                            (a)                         (b)                         (c)
------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                                  2,405,312                     $9.26                      150,105
------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                                     N/A                          N/A                         N/A
------------------------------------------------------------------------------------------------------------------
          Total                          2,405,312                     $9.26                      150,105
------------------------------------------------------------------------------------------------------------------

        PROPOSAL NO. 2 -- APPROVAL OF AN AMENDMENT TO THE 2000 STOCK PLAN

General

      On February 9, 2000, the Compensation Committee of Board of Directors adopted the 2000 Stock Plan (the "Stock Plan"), which was approved by the stockholders on June 8, 2000. The Stock Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and Directors providing services to Osteotech and its subsidiaries as determined by the Board of Directors or by a committee of Directors designated by the Board of Directors to administer the Stock Plan. On August 3, 2000, Osteotech filed a registration statement on Form S-8 covering the securities to be issued under the Stock Plan and if this proposal number 2 is approved by the stockholders, Osteotech intends to file a Form S-8 covering the additional securities to be issued under the Stock Plan.

      The following summary of the Stock Plan is qualified in its entirety by reference to the full text of the Stock Plan, which is attached to this Proxy Statement as Exhibit B.

Proposed Amendment

      Presently, the Stock Plan provides for a total of 1,000,000 shares of Common Stock to be available for awards thereunder and as of April 21, 2003, the record date, 136,700 shares remain available for future awards. The current shares available under the Stock Plan have declined to a point whereby we will not be able to offer future awards without additional shares. Therefore, the amendment to the Stock Plan proposed herein provides for the increase in the number of shares of Common Stock available thereunder by 1,250,000 to an aggregate of 2,250,000 shares.

Summary of Current Stock Plan

      Purpose.

      The purpose of the Stock Plan is to promote the interests of Osteotech and its stockholders by aiding Osteotech in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of Osteotech, to offer such persons incentives to put forth maximum efforts for the success of Osteotech's business and to afford such persons an opportunity to acquire a proprietary interest in Osteotech. The Stock Plan is also designed to align the interests of Osteotech's employees with those of its stockholders by providing the participants with appropriate incentives to build stockholder value.

      Administration.

      The Compensation Committee has been designated by the Board of Directors to administer the Stock Plan. The Compensation Committee has full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Plan. Subject to the provisions of the Stock Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee has full authority to interpret the Stock Plan and establish rules and regulations for the administration of the Stock Plan. The Compensation Committee may delegate to one or more Directors or a committee of Directors, or the Board of Directors may exercise, the Compensation Committee's powers and duties under the Stock Plan.

      Eligibility.

      Any employee, officer, consultant, independent contractor or Director providing services to Osteotech and its subsidiaries are eligible to be selected by the Compensation Committee to receive awards under the Stock Plan. As of December 31, 2002, there were approximately 360 persons who were eligible as a class to be selected by the Compensation Committee to receive awards under the Stock Plan.

      Number of Shares.

      The Stock Plan provides for the issuance of up to 1,000,000 shares of common stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase shares of common stock or other securities of Osteotech to all holders of common stock pro rata whether as a dividend or otherwise or other similar changes in the corporate structure or stock of Osteotech. Shares of common stock subject to awards under the Stock Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the Stock Plan. Shares of common stock used by a participant as full or partial payment to Osteotech of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for awards under the Stock Plan. The shares of common stock issued under the Stock Plan may be authorized but unissued shares or shares acquired on the open market or otherwise. The closing price of Osteotech's common stock on April 21, 2003 was $7.79.

      No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the common stock, of more than 500,000 shares in the aggregate in any calendar year.

      Types of Awards and Certain Terms and Conditions.

      The types of awards that may be granted under the Stock Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock grants, other stock-based awards and any combination thereof. The Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the Stock Plan, awards will not be transferable other than to family members (as defined in the stock option agreement) through a gift or domestic relations order or by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted or a permitted assignee. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by law. Generally, the consideration to be received by Osteotech for the grant of awards under the Stock Plan will be the participant's past, present or expected future contributions to Osteotech.

      Stock Options.

      Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the Stock Plan. The Compensation Committee determines the exercise price of any option granted under the Stock Plan, provided however that the exercise price of Incentive Stock Options will be the fair market value of the Common Shares on the date of grant. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of common stock having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of common stock. The reload option would be for that number of shares surrendered or withheld.

      Stock Appreciation Rights.

      The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of common stock on the date of exercise over the fair market value of one share of common stock on the date of grant. The payment may be made in cash or shares of common stock, or other form of payment, as determined by the Compensation Committee.

      Restricted Stock and Restricted Stock Units.

      The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the Stock Plan will be evidenced by stock certificates, which will be held by Osteotech, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of common stock and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

      Performance Awards.

      A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee determines the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

      Other Stock Grants.

      The Compensation Committee may otherwise grant shares of common stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee determines the terms and conditions of such other stock grant.

      Other Stock-Based Awards.

      The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of common stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall be the fair market value of such shares or other securities as of the date such purchase right is granted.

      Duration, Termination and Amendment.

      Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Stock Plan after February 8, 2010. The Stock Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Stock Plan at any time, except that prior stockholder approval will be required for any amendment to the Stock Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market sm or any securities exchange that are applicable to Osteotech or that would cause Osteotech to be unable, under the Internal Revenue Code, to grant Incentive Stock Options under the Stock Plan.

      Federal Tax Consequences.

      The following is a summary of the principal federal income tax consequences generally applicable to awards under the Stock Plan.

      Stock Options and Stock Appreciation Rights. The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Osteotech will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and Osteotech will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by Osteotech. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to Osteotech in connection with disposition of shares acquired under an option, except that Osteotech may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

      Other Awards. With respect to other awards granted under the Stock Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of common stock by the holder of the award, and Osteotech will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of common stock by the holder, and Osteotech will be entitled at that time to a tax deduction for the same amount.

      Satisfaction of Tax Obligations. Under the Stock Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Osteotech to satisfy federal and state tax obligations. In addition, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and Osteotech will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

      Section 162(m) Requirements. The Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the Stock Plan as proposed. (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

                   PROPOSAL NO. 3 -- RATIFICATION OF AUDITORS

      The Audit Committee of the Board of Directors approved the retention of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2003. PricewaterhouseCoopers LLP and its predecessor Coopers and Lybrand L.L.P. have served as Osteotech's independent auditors since 1987. Representatives of PricewaterhouseCoopers LLP will be available to answer questions and make statements at the annual meeting.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2003 (Proposal No. 3 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      If the appointment is not ratified, the Audit Committee will select other independent auditors. If the appointment is ratified, the Audit Committee reserves the right to appoint other independent auditors.

                          ANNUAL REPORT TO STOCKHOLDERS

      Osteotech's 2002 Annual Report to Stockholders accompanies this proxy statement.

                             STOCKHOLDERS' PROPOSALS

      In order for a stockholder to have a proposal included in the proxy statement for the 2004 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and be received in writing by Osteotech's Secretary on or before 5:00 P.M. Eastern Standard Time on January 6, 2004. Such a proposal will be considered at the 2004 annual stockholders' meeting.

      In the event a stockholder does not meet the January 6, 2004 deadline, the stockholder can still give notice of a proposal to be presented at the 2004 annual stockholders' meeting until March 24, 2004, however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2004 annual stockholders' meeting if it complies with Rule 14a-8.

      Any proposal received after March 24, 2004 will be considered untimely within 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

      The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Osteotech. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Osteotech without special compensation therefore. Osteotech expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Osteotech's common stock.

      Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the annual meeting. If matters other than the foregoing should arise at the annual meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card.

      Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                        By Order of the Board of Directors,


                                        /s/ Michael J. Jeffries
                                        ----------------------------------------
                                        MICHAEL J. JEFFRIES
                                        Secretary

Dated: May 7, 2003

                                 OSTEOTECH, INC.
                                      PROXY
                                  COMMON STOCK

                          ANNUAL MEETING: JUNE 12, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Richard W. Bauer and Michael J. Jeffries, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Osteotech, Inc. to be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 12, 2003 at 9:00 A.M. local time or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Osteotech to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated May 7, 2003 (receipt of which is hereby acknowledged).

      UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, AND 3.

(Continued and to be dated and signed on the reverse side.)

                                        OSTEOTECH, INC.
                                        51 JAMES WAY
                                        EATONTOWN, NJ 07724

1.    To elect six (6)     FOR all nominees  |_|     WITHHOLD AUTHORITY             |_|    FOR ALL EXCEPT              |_|
      directors.           listed below.             for all nominees listed below         those nominees that I have
                                                                                           listed below

      Nominees: Richard W. Bauer, Kenneth P. Fallon, III, Michael J. Jeffries, Donald D. Johnston, John Phillip Kostuik
M.D., FRCS(C) and Stephen J. Sogin, Ph.D. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

      Exceptions: ________________________________________________________________________________________________________

2.    To approve an amendment to the 2000 Stock Plan, to increase the number of authorized shares of Common Stock which may be issued under the plan from 1,000,000 to 2,250,000.

FOR  |_|                              AGAINST  |_|                              ABSTAIN  |_|

3.    To ratify the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending
      December 31, 2003.

FOR  |_|                              AGAINST  |_|                              ABSTAIN  |_|

4.    To transact such other business as may properly come before the Annual Meeting.

                              PLEASE CHECK THIS BOX IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.  |_|

                              (Please sign exactly as name appears to the left, date and return. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                              Please Date: __________________________________________________

                              Sign Here: ____________________________________________________

                              _______________________________________________________________

                              Additional Signature (if held jointly)

                              Votes must be indicated in Black or Blue ink.

                                     PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                  OF THE BOARD OF DIRECTORS OF OSTEOTECH, INC.

Purpose

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process and to ensure that the Company's financial condition and results of operations are fully, timely, fairly, accurately and understandably reported to the Company's investors and the investment community in general. This process is to be accomplished by overviewing:

      o The financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other user thereof;

      o     The Company's systems of internal accounting and financial controls;

      o     The annual independent audit of the Company's financial statements;

      o     The internal audit process; and

      o The Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside independent auditor is ultimately accountable to the Board and the Committee. Therefore, according to the provisions of the Sarbanes-Oxley Act of 2002, the Committee is empowered to engage the services of the independent outside auditor to audit the Company's annual financial statements, review the financial statements of the interim quarters of our year and to perform such other services that the Committee deems appropriate.

The Committee shall review the adequacy of the Charter on an annual basis.

Membership

The Committee shall be comprised of no fewer than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD, the rules and regulations of the SEC, NASDAQ and the Sarbanes-Oxley Act of 2002 (the "Act"). Accordingly, all of the members will be directors that:

            o Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

            o     Are financially literate at the time of their appointment;

            o Must not receive any payments from the Company other than payment for Board or Committee service; and

            o     At least one member must be a "financial expert" as defined by
                  Section 407 of the Act and the rules and regulations of the SEC and NASDAQ.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any professional certification as to the outside auditor's work or as to the Company's financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

In meeting its responsibilities, the Committee shall:

General

      o Meet with the independent accountants, internal auditor, management or any other individual in separate executive sessions to discuss any matters that the Committee, these groups or individuals believe should be discussed privately with the Committee.

      o Confirm annually that all responsibilities outlined in this Charter have been carried out.

Financial Reporting

      o Review with management and the outside auditors the audited financial statements and related footnotes to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards (`SAS') No. 61, 71, and 90.

      o As a whole, or through the Committee chair, review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC and the matters required to be discussed by SAS No. 61, 71, and 90. This review will occur prior to the Company's filing of the Form 10-Q.

      o Unless separately reviewed and approved by the Board as a whole or other comparable body of the Board, review and approve all related-party transactions as that term is defined by SEC rules and regulations.

Independent Auditor

      o Have the sole authority and responsibility to select (or nominate for shareholder approval), determine compensation, evaluate, and where appropriate, replace the independent outside auditor. This includes resolving any disagreements between management and the auditor regarding financial reporting.

      o Confirm the independence of the outside auditor by requesting, on an annual basis, a formal written statement delineating all relationships between the auditors and the Company. Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence.

      o Recommend that the Board take appropriate action to oversee the independence of the outside auditors.

      o Approve, in advance, all permissible non-audit services, as set forth in Section 201 of the Act, or such other services the Committee deems appropriate. Approved services may be amended from time to time and must be disclosed to the shareholders along with the Committee's reason for engaging such services.

      o Ensure that audit partners are rotated according to Section 203 of the Act at least once every 5 years.

Internal Auditor

      o Review and evaluate the internal audit process for establishing the annual audit plan.

      o Review and approve the annual audit plan ensuring the plan is sufficiently linked to the Company's overall business objectives and key risk factors.

      o     Review with management and the Director of internal auditing:

            o The annual audit plan and any changes to the audit plan or scope of planned audits;

            o Significant findings during the year and management's responses and progress;

            o Any difficulties or scope restrictions encountered during the course of the internal audits;

            o     The internal audit budget and staffing; and

            o     The internal audit charter.

      o Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of internal auditing.

      o Confirm and assure the independence of the Director of internal audit and the internal audit staff.

Compliance with the Code of Ethical Conduct and Legal

      o     Review and assess the Company's Code of Ethical Conduct.

      o Assess the process in place to ensure compliance with the Code of Ethical Conduct and the process for approving and disclosing any waivers to the Code.

      o Ensure procedures exist for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Additionally, the Committee is required to ensure that such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Act.

      o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up of any instances of non-compliance.

                                    EXHIBIT B

                                 OSTEOTECH, INC.
                                 2000 STOCK PLAN

Section 1. Purpose.

      The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

      As used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Affiliate" shall mean (i) any person or entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any person or entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

      (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (g) "Company" shall mean Osteotech, Inc., a Delaware corporation, and any successor corporation.

      (h) "Director" shall mean a member of the Board.

      (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

      (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the Nasdaq Stock Market sm, the closing sales price as reported on the Nasdaq Stock Market sm on such date or, if the Nasdaq Stock Market sm is not open for trading on such date, on the most recent preceding date when it is open for trading.

      (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

      (l) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

      (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

      (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

      (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

      (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

      (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

      (r) "Person" shall mean any individual, corporation, partnership, association or trust.

      (s) "Plan" shall mean the Osteotech, Inc. Stock Plan, as amended from time to time, the provisions of which are set forth herein.

      (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

      (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

      (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (x) "Shares" shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration.

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

      (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

      (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,000,000 and shall be subject to adjustment as provided herein and subject to the provisions of Section 422 or 424 of the Code or any successor provision. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

      (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

      (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

      Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

      (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee, in its discretion; provided, however, that such purchase price of Incentive Stock Options shall be the Fair Market Value of a Share on the date of grant of such Option.

            (ii) Option Term. The term of each Option shall be fixed by the Committee.

            (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

            (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price as determined by the Committee in the grant of such Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

      (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, in the grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the

Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

      (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

            (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

            (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

      (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

      (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

      (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine in connection with such Award.

      (g) General.

            (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

            (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

            (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

            (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

            (i) would violate the rules or regulations of the Nasdaq Stock Market sm or any securities exchange that are applicable to the Company; or

            (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award,


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

prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

      (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

      (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

      (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

      (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

      (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

      The Plan shall be effective as of February 9, 2000, subject to approval by the shareholders of the Company within one year thereafter.

Section 11. Term of the Plan.

      No Award shall be granted under the Plan after February 8, 2010 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.


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